Item 77O Transactions effected pursuant
to Rule 10f-3

1	Name of Fund: 	AAM Select
Income Fund

2	Name of Security:	Xerox
3.625% Senior Notes 3/15/2023

3	Purchase Price per Unit:	$99.920

4	Date and Time of Purchase:
	9/7/2017

5	Commission, Spread or Profit:
	0.600%

6	Amount of Securities Purchased:
	$608,000

7	Name of Managing Underwriter:
	BNY Mellon Capital Markets

8	Names of Underwriting
syndicate members: 	Citigroup Global
Markets Inc.,  Goldman Sachs & Co. LLC,
J.P. Morgan Securities LLC,
		BNP Paribas Securities
Corp.,  Merrill Lynch, Pierce, Fenner &
Smith Incorporated,  Mizuho Securities
USA LLC
		MUFG Securities
Americas Inc.,  Credit Agricole Securities
(USA) Inc.,  PNC Capital Markets LLC,
		SunTrust Robinson
Humphrey, Inc.,  Scotia Capital (USA)
Inc.,  Wells Fargo Securities, LLC,
		BNY Mellon Capital
Markets, LLC,  U.S. Bancorp Investments,
Inc.





9	Security acquired from:	JP
Morgan

10	These transactions are reported
to the Board of Trustees quarterly,
	and executed pursuant to the
provisions of Rule 10f-3 under the 1940
	Act and the Trusts procedures
thereunder the Rule 10f-3 Procedures
	was effected in compliance with
the Rule 10f-3 Procedures.



1	Name of Fund: 	AAM Select
Income Fund

2	Name of Security: 	F 2.343
11/2/2020

3	Purchase Price per Unit:
	$100.000

4	Date and Time of Purchase:
	10/30/2017

5	Commission, Spread or Profit:
	0.250%

6	Amount of Securities Purchased:
	$575,000

7	Name of Managing Underwriter:
	BNY Mellon Capital Markets

8	Names of Underwriting
syndicate members: 	Barclays
Capital Inc.,  Credit Suisse Securities
(USA) LLC,  Goldman Sachs & Co. LLC,
		Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Mizuho
Securities USA LLC,  Morgan Stanley &
Co. LLC,
		RBC Capital
Markets, LLC,  Banco Bradesco BBI S.A.,
BB Securities Limited,
		BNY Mellon Capital
Markets, LLC,  U.S. Bancorp Investments,
Inc.,  Wells Fargo Securities, LLC









9	Security acquired from:
	Goldman Sachs

10	These transactions are reported
to the Board of Trustees quarterly,
	and executed pursuant to the
provisions of Rule 10f-3 under the 1940
	Act and the Trusts procedures
thereunder the Rule 10f-3 Procedures
	was effected in compliance with
the Rule 10f-3 Procedures.